Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
22. SUBSEQUENT EVENTS
On February 18, 2021, the Company won a bid with a third-party to build an office building in Taipei and paid a NT$30,000 thousand (approximately US$1,051 thousand) bid bond. The Company is expected to execute a property development agreement in May 2021, at which time it will pay a third of a NT$30,000 thousand (approximately US$1,051 thousand) administrative fee, with balance to be paid at later dates, and deliver a NT$150,000 thousand (approximately US$5,257 thousand) performance bond secured by a certificate of deposit. Based on the terms of the property development agreement, the Company is required to complete construction within three years. Property development costs will be defined and agreed in a subsequent agreement.